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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
September 28, 2006

GLOBAL GREEN SOLUTIONS INC.
 formerly, High Grade Mining Corporation
(Exact name of registrant as specified in its charter)

NEVADA	000-51198	None
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

609 Granville Street, Suite 880
P.O. Box 10321 Pacific Center
Vancouver, British Columbia
Canada V7Y 1G5
 (Address of principal executive offices and Zip Code)

(604) 408-0153
Toll Free (866) 408-0153
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02     SALE OF UNREGISTERED EQUITY SECURITIES

On September 28, 2006, Alpha Capital converted its promissory note in the amount of $50,000 plus interest of $1,600 into 106,832 shares of common stock. On September 28, 2006, Platinum Partners Value Arbitrage Fund LP converted its promissory note in the amount of $50,000 plus interest of $1,600 into106,832 shares of common stock. On September 28, 2006, Monarch Capital converted its promissory note in the amount of $50,000 plus interest of $1,600 into 106,832 shares of common stock.

On September 29, 2006 we sold 400,000 units to two investors in consideration of $200,000. Each unit was comprised on one share of common stock and one warrant to acquire an additional share of common stock. The exercise of two warrants and the payment of $0.75 will allow the holder to acquire one share of common stock. The warrants expire on September 29, 2008.

On September 29, 2006 we paid Bolder Investment Partners Ltd. $10,000 and issued it 20,000 units. Each unit was comprised on one share of common stock and one warrant to acquire an additional share of common stock. The exercise of two warrants and the payment of $0.75 will allow Bolder Investment Partners Ltd. to acquire one share of common stock. The warrants expire on September 29, 2008. The $10,000 fee and the 20,000 units were paid to Bolder Investment Partners as compensation for introducing us to the two investors that acquired the 400,000 units.

On October 4, 2006, Sheldon Inwentash converted his promissory note in the amount of $187,500 plus interest of $6,082.19 into 363,876 shares of common stock. On October 4, 2006, Pinetree Resources Partnership converted its promissory note in the amount of $187,500 plus interest of $6,082.19 into 363,876 shares of common stock. On October 4, 2006, Pasquale Di Capo converted his promissory note in the amount of $187,500 plus interest of $6,082.19 into 363,876 shares of common stock.

On October 4, 2006, West Hastings Limited exercised its warrants and was issued 264,371 shares of common stock. The exercise was cashless.

On October 6, 2006, Pinetree Resources Partnership converted its promissory note in the amount of $187,500 plus interest of $6,082.19 into 363,876 shares of common stock.

The foregoing securities were issued pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933. In each instance, the transaction occurred and closed outside the United States of America with non-US persons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th day of October, 2006.

GLOBAL GREEN SOLUTIONS INC.

BY:	ARNOLD HUGHES
Arnold Hughes
Principal Financial Officer, Principal Accounting Officer and Treasurer